Exhibit 99.1

JP Morgan Healthcare Conference

January 13, 2015

Leonard S. Schleifer, M.D., Ph.D.

President and Chief Executive Officer

NOTE REGARDING FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

This presentation includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”), and actual events or results may differ materially from these forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These statements concern, and these risks and uncertainties include, among others, the nature, timing, and possible success and therapeutic applications of Regeneron’s products, product candidates, and research and clinical programs now underway or planned, including without limitation EYLEA®, Praluent™ (alirocumab), sarilumab, and dupilumab; unforeseen safety issues resulting from the administration of products and product candidates in patients, including serious complications or side effects in connection with the use of Regeneron’s product candidates in clinical trials; the likelihood and timing of possible regulatory approval and commercial launch of Regeneron’s late-stage product candidates and new indications for marketed products, including without limitation EYLEA®, Praluent™ (alirocumab), sarilumab, and dupilumab; ongoing regulatory obligations and oversight impacting Regeneron’s research and clinical programs and business, including those relating to patient privacy; determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron’s ability to continue to develop or commercialize Regeneron’s products and product candidates; competing drugs and product candidates that may be superior to Regeneron’s products and product candidates; uncertainty of market acceptance and commercial success of Regeneron’s products and product candidates; the ability of Regeneron to manufacture and manage supply chains for multiple products and product candidates; coverage and reimbursement determinations by third-party payers, including Medicare and Medicaid; unanticipated expenses; the costs of developing, producing, and selling products; the ability of Regeneron to meet any of its sales or other financial projections or guidance and changes to the assumptions underlying those projections or guidance, including without limitation those relating to EYLEA U.S. net sales and the Company’s expectations regarding non-GAAP unreimbursed R&D, non-GAAP SG&A, cash tax payments, non-GAAP pre-tax income, and capital expenditures; the potential for any license or collaboration agreement, including Regeneron’s agreements with Sanofi and Bayer HealthCare LLC, to be cancelled or terminated without any further product success; and risks associated with third party intellectual property and pending or future litigation relating thereto. A more complete description of these and other material risks can be found in Regeneron’s filings with the U.S. Securities and Exchange Commission, including its Form 10-K for the fiscal year ended December 31, 2013 and its Form 10-Q for the quarterly period ended September 30, 2014, in each case including in the sections thereof captioned “Item 1A. Risk Factors.” Any forward-looking statements are made based on management’s current beliefs and judgment, and the reader is cautioned not to rely on any forward-looking statements made by Regeneron. Regeneron does not undertake any obligation to update publicly any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise.

This presentation uses non-GAAP unreimbursed R&D, non-GAAP SG&A, cash tax, and non-GAAP pre-tax income, which are financial measures that are not calculated in accordance with the U.S. Generally Accepted Accounting Principles (“GAAP”). Regeneron believes that the presentation of these non-GAAP measures is useful to investors because they exclude, as applicable, (i) non-cash share-based compensation expense which fluctuates from period to period based on factors that are not within the Company’s control, such as the Company’s stock price on the dates share-based grants are issued, (ii) non-cash interest expense related to the Company’s convertible senior notes since this is not deemed useful in evaluating the Company’s operating performance, (iii) estimate of income tax expense that is not payable in cash, as there is a significant difference between the Company’s effective tax rate and actual cash income taxes paid/payable due primarily to the utilization of net operating loss and tax credit carry-forwards, and (iv) a non-cash tax benefit as a result of releasing substantially all of the valuation allowance associated with the Company’s deferred tax assets. Non-GAAP unreimbursed R&D represents non-GAAP R&D expense reduced by R&D expense reimbursements from the Company’s collaboration partners. Non-GAAP pre-tax income represents GAAP pre-tax income less non-GAAP adjustments. Management uses these non-GAAP measures for planning, budgeting, forecasting, assessing historical performance, and making financial and operational decisions, and also provides forecasts to investors on this basis. However, there are limitations in the use of these and other non-GAAP financial measures as they exclude certain expenses that are recurring in nature. Furthermore, the Company’s non-GAAP financial measures may not be comparable with non-GAAP information provided by other companies. Any non-GAAP financial measure presented by Regeneron should be considered supplemental to, and not a substitute for, measures of financial performance prepared in accordance with GAAP.

For over 25 years, Regeneron’s vision has been to build an innovative company that consistently brings new medicines to patients with serious diseases.

NOW IS OUR TIME AND IT’S JUST BEGINNING

A CLEAR PATH FORWARD

GENERATE

MAJOR SUBMISSIONS AND/OR APPROVALS YEAR AFTER YEAR

TRANSFORM

THE MANAGEMENT OF SERIOUS DISEASES: HEART DISEASE, RA, ATOPIC DERMATITIS, ASTHMA AND OTHERS

SUPPORT

EYLEA AS THE RETINAL THERAPY OF CHOICE & MAINTAIN LEADERSHIP IN RETINAL DISEASE

INVEST

IN THE NEXT WAVES OF INNOVATION FOR PATIENTS IN NEED

AND THE ENGINE TO MAKE IT A REALITY…

UNMATCHED

PIPELINE

CULTURE OF INNOVATION

PEOPLE

SCIENCE & TECH

PROWESS

AND THE ENGINE TO MAKE IT A REALITY…

PIPELINE

17 antibodies across multiple therapeutic areas

3 in late stage

CULTURE OF INNOVATION

PEOPLE

SCIENCE & TECH

PROWESS

AND THE ENGINE TO MAKE IT A REALITY…

PIPELINE

17 antibodies across multiple therapeutic areas

3 in late stage

PEOPLE

SCIENCE Top Employer for 3 years

#5 Most Innovative Company (Forbes)

Rapidly growing Commercial team

SCIENCE & TECH

PROWESS

AND THE ENGINE TO MAKE IT A REALITY…

PIPELINE

17 antibodies across multiple

therapeutic areas

3 in late stage

PEOPLE

SCIENCE Top Employer for 3 years

#5 Most Innovative Company (Forbes)

Rapidly growing Commercial team

PROWESS

VelocImmune® Industrial

Regeneron Operations Genetics Center & Supply

Bi-specifics

LATE STAGE PIPELINE: MULTIPLE POTENTIAL REGULATORY SUBMISSIONS/APPROVALS ADDRESSING SERIOUS DISEASES

PRALUENT™

(alirocumab)

SARILUMAB

DUPILUMAB

PRALUENT, sarilumab and dupilumab are being developed in collaboration with Sanofi

UNMET NEED REMAINS HIGH IN CV DISEASE

CV disease causes 17.3M deaths per year1 17.3M

Significant driver of U.S. economic costs2 $315B

LDL-C contributes to 60% of coronary heart 60% disease and 40% of all ischemic stroke3

24M high-risk patients fail to reach LDL-C goals4 24M

(1) WHO. http://who.int/mediacentre/factsheets/fs317/en/ (EU, East Mediterranean, the Americas, SE Asia, West Pacific, Africa). (2) NHLBI. http://www.nhlbi.nih.gov/about/documents/factbook/2012/chapter4.htm.

(3) WHO. http://www.who.int/whr/2002/en/whr02_en.pdf?ua=1. (4) U.S. NHANES, Market Scan, IMS and Sanofi estimates.

PRALUENT™: SIGNIFICANT AND CONSISTENT LDL-C REDUCTION ACROSS ALL 10 PIVOTAL TRIALS

LDL-C Change from Baseline at 24 Weeks Dosing Mean Baseline Study Q2W LDL-C (mg/dL) alirocumab Comparator

HIGH FH 150 mg 198 46% 7% placebo

FH I 75/150 mg(1) 145 49% 9% placebo

HeFH

FH II 75/150 mg(1) 134 49% 3% placebo

On top of max tolerated statin doses

LONG TERM 150 mg 122 61% 1% placebo

COMBO I 75/150 mg(1) 102 48% 2% placebo

COMBO II 75/150 mg(1) 108 51% 21% ezetimibe

High

CV Risk 21-23% ezetimibe OPTION I 75/150 mg(1) 105 44-54% 5% statin x2

21% statin switch On top of regular statin doses

(1) 11-14% ezetimibe OPTION II 75/150 mg 111 36-51% 16% statin switch

Statin Intolerant ALTERNATIVE 75/150 mg(1) 191 45% 15% ezetimibe

Not receiving statins Moderate (1)

MONO 75/150 mg 140 48% 16% ezetimibe

CV Risk

(1) Per protocol dose increase to 150 mg possible based on pre-specified LDL-C levels.

Primary efficacy endpoint met in all 10 reported trials

PRALUENT™: SIGNIFICANT AND CONSISTENT LDL-C REDUCTION ACROSS ALL 10 PIVOTAL TRIALS

alirocumab

46% 49% 49% 61% 48% 51%

44-54% 36-51% 45%

48%

(1) Per protocol dose increase to 150 mg possible based on pre-specified LDL-C levels.

PRALUENT™: SIGNIFICANT AND CONSISTENT LDL-C REDUCTION ACROSS ALL 10 PIVOTAL TRIALS

alirocumab

46%

49%

Largest registration program to date Evaluation 49% of 75mg and 150mg Q2W as well 14 trials with ≥23,500 patients as monthly 61% options Primary endpoint evaluated at 24 weeks Post-hoc data on lower rate of adjudicated major CV 48% events in LONG TERM trial

Double-blind design (6, 12, 18 and 24 months)

≥4,500 patient 51% years exposure

44-54% 36-51% 45%

48%

(1) Per protocol dose increase to 150 mg possible based on pre-specified LDL-C levels.

PRALUENT™: SAFETY PROFILE FROM ODYSSEY LONG TERM

% of Patients with Treatment Emergent Adverse Events of Interest alirocumab Placebo

(n=1550) (n=788)

General allergic reaction events 9.0 9.0 Treatment emergent local injection site reactions 5.8 4.3 Myalgia 4.9 3.0 Neurological events2 4.2 3.9 All cardiovascular events1 4.0 4.4 Ophthalmological events2 2.5 1.9 Neurocognitive disorders2 1.2 0.5 ALT increase 1.1 0.5 CPK increase 0.5 0.5 AST increase 0.2 0

All patients on background of maximally tolerated statin ± other lipid-lowering therapy Safety Analysis (at least 52 weeks for all patients continuing treatment, including 607 patients overall who completed W78 visit) (1) Confirmed by adjudication. Adjudicated CV events include all CV AEs positively adjudicated. The adjudication categories are the following: CHD death, non-fatal MI, fatal and non-fatal ischemic stroke, unstable angina requiring hospitalization, congestive heart failure requiring hospitalization, ischemia driven coronary revascularization procedure [PCI, CABG].

(2) Company MedDRA Queries (CMQ).

PRALUENT™: CRITICAL LAUNCH PREPAREDNESS UNDERWAY

2015 PRIORITIES

U.S. & EU Regulatory Review

FDA Priority Review expected

Invest for Successful Launch in 2H15

Manufacturing scale-up; commercial/ field force expansion

Present Monthly Dosing Results

CHOICE I and CHOICE II data

SARILUMAB IN RHEUMATOID ARTHRITIS: GROWING OPPORTUNITY; BROAD DEVELOPMENT PROGRAM

RA affects up to 70M people worldwide[1]

Unmet need exists as patients cycle through multiple treatments

Biologic monotherapy is an important and growing market segment[2]

sarilRA

~2,500 RA patients targeted in SARIL-RA program

STUDY	DESIGN	n
MOBILITY	sarilumab + MTX, MTX IR patients	1,197
TARGET	sarilumab + DMARD, Anti-TNFα IR patients	546
ASCERTAIN	sarilumab + MTX, Anti-TNFα IR patients Safety calibrator vs. Actemra®	200
ONE	sarilumab monotherapy, DMARD-IR/inappropriate patients (open-label)	120
EASY	sarilumab + DMARD, Auto-injector real-life use	200
MONARCH	sarilumab monotherapy vs. Humira®, MTX-IR or MTX- inappropriate patients	340
EXTEND	sarilumab + DMARD or monotherapy long-term extension study (open-label)*	2,000

*Patients must have been in a previous sarilumab study

(1)World Health Organization. http://www.who.int/chp/topics/rheumatic/en/.
(2) *Ann Rheum Dis.* 2013 Dec;72(12):1897-904.

17 REGENERON

SARILUMAB: PHASE 3 RESULTS

SHOW STRONG EFFICACY AT BOTH DOSES

ACR RESPONSE AT ACR RESPONSE AT WEEK 24 WEEK 52

ACR

ACHIEVING (n=398)

% (n=400) (n=399)

* p<0.0001 vs. placebo

SARIL-RA-MOBILITY Change from Baseline in mTSS

Placebo + MTX mTSS 3

IN 2.5 mTSS: Sarilumab Modified 2 70% Total Sharp 150 mg + MTX

Score BASELINE 1.5

FROM 1 90%

0.5 Sarilumab CHANGE 0 200 mg + MTX

0 13 26 36 52 Week

* p<0.0001 vs. placebo

Sarilumab had a higher incidence of AEs leading to withdrawal; the most frequent AEs occurring more often in the sarilumab groups included neutropenia, upper respiratory tract infection, increased alanine aminotransferase, injection site erythema, urinary tract infection and nasopharyngitis. An increase in mean LDL-C and transaminases was observed.

SARILUMAB: CRITICAL YEAR WITH MAJOR PHASE 3 READOUTS

2015 PRIORITIES

Report Results from 3 Phase 3 Trials

TNF-IR and monotherapy populations

Complete U.S. Submission by Year End

DUPILUMAB: A FIRST-IN-CLASS IL4/IL13 INHIBITOR WITH POTENTIAL FOR IMPORTANT ALLERGIC DISEASES

Moderate-to-Severe Asthma



- Up to 300M WW affected[1]
- 10-20% uncontrolled despite existing therapies[2]

(1) WHO. http://www.who.int/gard/publications/chronic_respiratory_diseases.pdf.
(2) *Am J Respir Crit Care Med.* 2004 Oct;170(8):836-844.6.

Moderate-to-Severe Atopic Dermatitis (AD)



- >5M affected in U.S. & EU[3]
- Widespread lesions; intense itching
- Sleep & other lifestyle disturbance
- 40% uncontrolled w/ topicals[4]

(3) Adapted from White Book on Allergy. http://www.worldallergy.org/UserFiles/file/WAO-White-Book-on-Allergy.pdf.
(4) *Allergy Asthma Proc.* 2012 May-Jun;33(3):227-34.

Chronic Sinusitis with Nasal Polyps (CSwNP)


Lateral Nasal View of Sinus Polyps
Ethmoid sinus polyps
Maxillary sinus polyp

- Long-term nasal symptoms
- Loss of sense of smell
- Facial pain
- Approx. 200K U.S. patients have sinus surgery annually for nasal polyps[5]

(5) MEDSTAT and IHCIS Database, and Internal Analysis.

20 REGENERON

DUPILUMAB: A FIRST-IN-CLASS IL4/IL13 INHIBITOR WITH POTENTIAL FOR IMPORTANT ALLERGIC DISEASES

Moderate-to-Severe Asthma



- Up to 300M WW affected[1]
- 10-20% uncontrolled despite existing therapies[2]

Moderate-to-Severe Atopic Dermatitis (AD)



FDA

Breakthrough Therapy Designation

Chronic Sinusitis with Nasal Polyps (CSwNP)


Lateral Nasal View of Sinus Polyps
Ethmoid sinus polyps
Maxillary sinus polyp

- Long-term nasal symptoms
- Loss of sense of smell
- Facial pain
- Approx. 200K U.S. patients have sinus surgery annually for nasal polyps[5]

(1) WHO. http://www.who.int/gard/publications/chronic_respiratory_diseases.pdf.
(2) *Am J Respir Crit Care Med.* 2004 Oct;170(8):836-844.6.
(3) Adapted from White Book on Allergy. http://www.worldallergy.org/UserFiles/file/WAO-White-Book-on-Allergy.pdf.
(4) *Allergy Asthma Proc.* 2012 May-Jun;33(3):227-34.
(5) MEDSTAT and IHCIS Database, and Internal Analysis.

21 REGENERON
NOW IS OUR TIME

DUPILUMAB: POSITIVE PHASE 2 RESULTS ACROSS 3 KEY DISEASES

ATOPIC DERMATITIS PHASE 2B (n=380): MEAN PERCENT CHANGE IN EASI/ITCHING

EASI SCORE OVER 16 WEEKS REDUCTION IN ITCHING AT 16 WEEKS

0 2 4 6 8 10 12 14 16 0

Pbo 300m 300mg

Placebo g QW

-25

Q2W

(n=61) (n=64) (n=63)

-50

300mg Q2W Pruritus

11% 53% 60%

-75 NRS

5-D

300mg QW

-100 Pruritus 9% 35% 44% p<0.0001 vs. placebo at Week 16 Score p<0.0001 vs. placebo for all parameters All other time points p<0.05 vs. placebo

CSwNP PHASE 2A STUDY (n=60): REDUCTION IN NASAL POLYPS

Mean change +/- SE NASAL POLYP SCORE (NPS)

0.5 0.0 -0.5 -1.0 -1.5

-2.0 Placebo -2.5 Dupilumab

-3.0 Baseline 4 8 12 16 Week

ASTHMA PHASE 2B (n=776):

MEAN IMPROVEMENT IN LUNG FUNCTION (FEV1)

500 25.9%(1) 25.8%(2)

400

(1)

18.0% FEV1=forced

17.7%(1)

300 expiratory volume 10.4% volume over

200

6.2% one second

FEV1 100 0

High Eosinophils Population Overall Population

Placebo 200mg Q2W 300mg Q2W (1) p<0.001 vs. placebo

(2) p<0.01 vs. placebo

ASTHMA PHASE 2B (n=776):

ANNUALIZED RATE OF SEVERE EXACERBATION EVENTS

1 0.8 0.6

0.4 -64%(1) (2) (3)

-67%

-75%(1) -67% 0.2

0 (1) p<0.05 vs. placebo

High Eosinophils Population Overall Population (2) p<0.01 vs. placebo

Placebo 200mg Q2W 300mg Q2W (3) p<0.001 vs. placebo

DUPILUMAB: BALANCED ADVERSE EVENT PROFILE IN PHASE 2 STUDIES TO DATE

ATOPIC DERMATITIS PHASE 2B: ASTHMA PHASE 2B: PHASE 2A CSwNP:

MOST COMMON AEs MOST COMMON AEs TOP-LINE COMMON AEs

Nasopharyngitis: Injection site reaction: Injection site reactions,

18-23% vs. 21% placebo 13-25% vs. 12% placebo nasopharyngitis, oropharyngeal

Headache: respiratory infection: pain, epistaxis, headache and Upper

12-15% vs. 8% placebo 10-13% vs. 13% placebo dizziness

Injection site reaction:

5-10% vs. 3% placebo Headache:

5-10% vs. 8% placebo

Nasopharyngitis:

3-10% vs. 6% placebo

Bronchitis:

5-8% vs. 8% placebo

DUPILUMAB: ADVANCE BROAD DEVELOPMENT PROGRAM

2015 PRIORITIES

Execute Phase 3 Adult AD Program; Initiate Pediatric AD Program

Launch Phase 3 in Asthma

Plan Phase 3 in Chronic Sinusitis with Nasal Polyps

Launch Eosinophilic Esophagitis Development Program

SUPPORT EYLEA® AS THE RETINAL THERAPY OF CHOICE; MAINTAIN LEADERSHIP IN RETINAL DISEASE

®

EYLEA will continue to drive top-line growth, supported by a growing body of clinical evidence

EYLEA®: POSITIONED FOR CONTINUED GROWTH EYLEA® CONTINUED GROWTH U.S. NET SALES Now approved for major retinal diseases in U.S. & EU NIH-sponsored PROTOCOL T study should support DME growth Granted Breakthrough Therapy designation by U.S. FDA for treatment of diabetic retinopathy in patients with DME $2,000 ~$1.735B* $1,800 $1,600 $1.41B $1,400 MM $1,200 $ $1,000 $838 $800 $600 $400 $200 $25 $0 2011† 2012 2013 2014 † *2014 unaudited, preliminary numbers EYLEA approved in November 2011 26 REGENERON NOW IS OUR TIME AND IT’S JUST BEGINNING

ADVANCING NEXT-GENERATION RETINAL THERAPIES

PDGFR-B inhibitor/EYLEA co-formulation moving to Phase 2 in 2015

Regeneron owns 100% U.S. commercial rights

ANG2 inhibitor/EYLEA co-formulation in Phase 1 AVALANCHE Biotech collaboration

INVEST IN NEXT WAVES OF INNOVATION

To realize our vision, we must continually refuel the pipeline and advance science and technology innovation

A BROAD AND SUSTAINABLE PIPELINE

ANTIBODY CANDIDATES	PHASE 1	PHASE 2	PHASE 3
PRALUENT™ (alirocumab)	Hypercholesterolemia		
Sarilumab (REGN88)	Rheumatoid arthritis, non-infectious uveitis		
Dupilumab (REGN668)	Atopic dermatitis, asthma, chronic sinusitis with nasal polyps		
REGN1033 (GDF8)	Skeletal muscle disorders		
Fasinumab (NGF)	Pain (on partial clinical hold)		
REGN2176-3 (PDGFR+EYLEA)	Retinal disease		
Nesvacumab (Ang2)	Cancer (on partial clinical hold)		
REGN2222 (RSV)	RSV		
REGN1400 (ERBB3)	Cancer		
REGN1500 (Angptl-3)	CV & metabolic (on partial clinical hold)		
REGN1979 (CD20/CD3)	Cancer		
REGN1908-1909	Allergic diseases		
REGN910-3 (Ang2+EYLEA)	Retinal disease		
Enoticumab (REGN421 - Dll4)	Cancer		
REGN1154	(undisclosed target)		
REGN1193	(undisclosed target)		
REGN2810 (PD-1)	Cancer (IND filed Q414)		

Program partnered with Bayer ex-US

Program partnered with Sanofi

29 REGENERON

ACCELERATING CLINICAL PROGRAMS: RSV, NGF

RSV ANTIBODY (PHASE 1)

MOST COMMON CAUSE OF BRONCHIOLITIS AND PNEUMONIA IN U.S. CHILDREN <11

Leading cause of infant hospitalization Phase 1 results expected in 2015 Potential for less frequent dosing

EXPECT TO MOVE TO PHASE 3 in 2015

FASINUMAB, NGF ANTIBODY (PHASE 2)

A NOVEL NON-OPIOID APPROACH TO ADDRESSING CHRONIC PAIN

Full clinical hold lifted in osteoarthritis (OA) based on positive pre-clinical data shared with FDA* Partnering efforts underway

HUMAN TRIALS EXPECTED TO RESUME in 2015

(1) Pediatrics 2010 Feb;125(2):342-9.

*Program on Partial Clinical Hold limiting duration of trials in OA to 16 weeks pending submission of further preclinical data in 1H15.

ADVANCING MULTIPLE APPROACHES IN IMMUNO-ONCOLOGY

IMMUNO-ONCOLOGY

Deep research and early development focus: bi-specifics, checkpoint inhibitors and ADCs Phase 1: CD20/CD3 bi-specific antibody for blood cancers IND Filed in Q414: anti-PD1 for cancer

BI-SPECIFICS CHECKPOINT INHIBITORS

KILLING

Tumor T-cell Cell

Adapted from NEJM 2012

RAPID PROGRESS WITH REGENERON GENETICS CENTER

Unprecedented Speed, Scale and Integration in Genetic Research

2015 FINANCIAL GUIDANCE1

Non-GAAP Unreimbursed R&D: $525MM—$575MM

Non-GAAP SG&A: $650MM—$725MM

This includes REGN incurred commercial-related expenses for Sanofi collaboration antibodies

Cash Tax2 as a % of Non-GAAP Pre-tax Income: 10%—20%

Capital Expenditures: $650MM—$800MM

1) The 2015 guidance does not assume the completion of any significant business development transactions not completed as of December 31, 2014.

2) Represents estimated income taxes that are payable in cash for the relevant period.

IMPORTANT DATA, REGULATORY AND

OPERATIONAL MILESTONES THROUGHOUT 2015

PRALUENT™ U.S. & EU regulatory review & launch Sarilumab Phase 3 readouts & U.S. submission Expansion of dupilumab Phase 3 program RSV, NGF, GDF8 antibodies clinical progress Protocol T DME publication; EYLEA® WW growth Continued operational expansion in U.S. and Ireland

NOW IS OUR TIME

AND IT’S JUST BEGNNING

END